UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 7, 2013 (November 5, 2013)
Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

973-496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2013, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary completed an amendment and renewal of its asset-backed variable-funding financing facility, known as the Series 2010-6 Notes, which provides a portion of the financing for our car rental fleet in the United States. The aggregate commitment of the purchaser groups of the 2010-6 facility was increased by $250 million for an aggregate maximum available amount of $2.5 billion. The Series 2010-6 facility is a two-year facility with an expiration date of November 30, 2015. The amendment and renewal is expected to provide a 20 basis point reduction in the cost of borrowings under the facility and an increase in the loan-to-value, or advance, ratio associated with the facility.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Amended and Restated Series 2010-6 Supplement, a copy of which is filed as Exhibit 10.1 hereto which is incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current plans, estimates and expectations. There are certain risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. In addition, investors should take into consideration those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and quarterly report on form 10-Q for the quarter ended September 30, 2013, including under headings such as “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other factors discussed in the Company’s filings and furnishings with the SEC. Except for its ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Second Amended and Restated Series 2010-6 Supplement, dated as of November 5, 2013, by and among Avis Budget Rental Car Funding (AESOP) LLC, as Issuer, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2010-6 Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: November 7, 2013

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated November 7, 2013 (November 5, 2013)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amended and Restated Series 2010-6 Supplement, dated as of November 5, 2013, by and among Avis Budget Rental Car Funding (AESOP) LLC, as Issuer, Avis Budget Car Rental, LLC, as Administrator, JPMorgan Chase Bank, N.A., as Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Series 2010-6 Agent.